Bank indebtedness	12 Months Ended
Mar. 29, 2014
Debt Disclosure [Abstract]
Bank indebtedness
6.	Bank indebtedness:

In August 2013, the Company amended its senior secured revolving credit facility, extending the term, which was set to expire in June 2015, to August 22, 2017 and reducing the interest rate charged on the facility by 25 basis points per annum. The amended senior secured revolving credit facility bears interest at a floating rate of LIBOR plus 2.0% to LIBOR plus 2.75% (based on excess availability thresholds and interest coverage thresholds). In August 2013, in conjunction with the amendment and extension of its senior secured revolving credit facility, the Company also amended its $18 million senior secured term loan, which was also set to expire in June 2015. The amendment increased the amount of the loan to $28 million and extended the maturity date to August 22, 2018. The interest rate on the amended senior secured term loan was reduced from 9.5% per annum (or one-month LIBOR plus 6.5%, whichever is greater) to a fixed rate of 8.77%. The $28 million senior secured term loan is subordinated in lien priority to the senior secured revolving credit facility. These two credit facilities are used to finance working capital, finance capital expenditures, provide liquidity to fund our day-to-day operations and for other general corporate purposes. The terms of the amended senior secured credit facilities provide that no financial covenants are required to be met other than maintaining positive excess availability at all times.

As of March 29, 2014 and March 30, 2013, bank indebtedness consisted solely of the Company’s senior secured revolving credit facility which had an outstanding balance of $73.9 million and $67.3 million, respectively. The senior secured revolving credit facility is collateralized by substantially all of the Company’s assets. The Company’s ability to fund its operations and meet its cash flow requirements is dependent upon its ability to maintain positive excess availability under its senior credit facilities. Under the terms of the amended facilities, both the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent may impose, at any time, discretionary reserves, which would lower the level of borrowing availability under the Company’s senior secured revolving credit facility (customary for asset based loans), at their reasonable discretion, to: i) ensure that the Company maintain adequate liquidity for the operation of its business, ii) cover any deterioration in the amount or value of the collateral, and iii) reflect impediments to the lenders to realize upon the collateral.

There is no limit to the amount of discretionary reserves that the Company’s senior secured revolving credit facility administrative agent may impose at its reasonable discretion. However, the Company’s senior secured term loan administrative agent’s ability to impose discretionary reserves at its reasonable discretion is limited to 5% of the term loan borrowing capacity. No discretionary reserves were imposed during fiscal 2014, 2013 and 2012. A discretionary reserve of $7.0 million was imposed at the request of the senior secured term loan administrative agent starting in April 2014 reducing the borrowing availability under the senior secured revolving credit facility. The reserve was lifted in June 2014 as part of the amendments to the senior secured credit facilities discussed in note 16. In addition, the amendment of the secured term loan agreement provides that the term loan administrative agent may impose a supplemental availability reserve not to exceed $2.5 million if at any time that the Company’s consolidated earnings before interest, taxes, depreciation and amortization (“EBITDA”), calculated at the end of each fiscal quarter on a trailing twelve month basis, is less than $9 million. No supplemental availability reserve was imposed as of March 29, 2014.

While the Company’s senior secured revolving credit facility lenders or their administrative agent have not historically imposed such a restriction, it is uncertain whether conditions could change and cause such a reserve to be imposed in the future. In addition, the value of the Company’s inventory is periodically assessed by its lenders and based upon these reviews the Company’s borrowing capacity could be significantly increased or decreased. Another factor impacting the Company’s excess availability includes, among others, changes in the U.S. and Canadian dollar exchange rate, which could increase or decrease the Company’s borrowing availability. Furthermore, a $12.5 million and a $5.0 million seasonal availability block is imposed by the senior secured revolving credit facility administrative agent and the senior secured term loan administrative agent each year from December 20th to January 20th and from January 21st to February 10th, respectively, and both the Company’s senior secured revolving credit facility and the senior secured term loan are subject to cross default provisions with all other loans by which if the Company is in default with any other loan, the default will immediately apply to both the senior secured revolving credit facility and the senior secured term loan. As of March 29, 2014, every 100 basis point strengthening or weakening of the Canadian versus the U.S. dollar would cause an approximate $73,000 increase or decrease in the amount of excess availability. The Company’s excess availability was $17.2 million as of March 29, 2014.

The senior secured revolving credit facility also contains limitations on the Company’s ability to pay dividends, more specifically, among other limitations, the Company can pay dividends only at certain excess borrowing capacity thresholds and the aggregate dividend payment for the twelve-month period ended as of any fiscal quarter cannot exceed 33% of the consolidated net income for such twelve-month period. Additionally, the Company is required to maintain a fixed charge coverage ratio of at least 1.30 to 1.00 and a minimum excess availability of $30 million in order to qualify for payment of dividends. Besides these financial covenants related to paying dividends, the terms of this facility provide that no financial covenants are required to be met.

The information concerning the Company’s senior secured credit facility is as follows:

	Fiscal Year Ended
	March 29, 2014	March 30, 2013
	(In thousands)
Maximum borrowing outstanding during the year	$93,184	$100,548
Average outstanding balance during the year	$78,164	$78,371
Weighted average interest rate for the year	3.4%	3.6%
Effective interest rate at year-end	3.3%	3.6%

As security for the bank indebtedness, the Company has provided some of its lenders the following: (i) general assignment of all accounts receivable, other receivables and trademarks; (ii) general security agreements on all of the Company’s assets; (iii) insurance on physical assets in a minimum amount equivalent to the indebtedness, assigned to the lenders; (iv) a mortgage on moveable property (general) under the Civil Code (Québec) of $225,958,000 (Cdn$250,000,000); (v) lien on machinery, equipment and molds and dies; and (vi) a pledge of trademarks and stock of the Company’s subsidiaries.

Subsequent to year end, further amendments were made to the Company’s credit facilities. See note 16.